                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                                      2001
                                 ANNUAL REPORT

                         for the year ended December 31

                         SUMMARY FINANCIAL INFORMATION

                                                                  For the year ended December 31,
                                                           ---------------------------------------------
                                                                   2001                    2000
                                                           ---------------------   ---------------------
                                                              Total        Per        Total        Per
                                                               Net        Common       Net        Common
                                                              Assets      Share       Assets      Share
                                                           ------------   ------   ------------   ------
Beginning of year........................................  $437,610,576   $48.62   $444,388,091   $50.70
Net gain on investments, realized and unrealized.........    91,055,378   11.40      32,842,935     4.20
Net investment income....................................     4,312,514    0.54       5,524,246     0.70
Dividends to Preferred shareholders......................    (4,726,109)  (0.59)     (4,726,109)   (0.61)
Distributions to Common shareholders.....................   (36,511,724)  (4.60)    (49,738,753)   (6.41)
Proceeds from shares issued for distributions reinvested
  by shareholders........................................     6,984,940    0.08       9,320,166     0.04
                                                           ------------   ------   ------------   ------
    Net changes during year..............................  $ 61,114,999   $6.83    $ (6,777,515)  $(2.08)
                                                           ------------   ------   ------------   ------
End of year..............................................  $498,725,575   $55.45   $437,610,576   $48.62
                                                           ============   ======   ============   ======
Common market price per share............................        $61.02                  $52.69
Common market premium to net asset value.................         10.1%                    8.4%
Preferred asset coverage.................................          921%                    808%
Preferred liquidation preference per share...............        $27.50                  $27.50
Preferred market price per share.........................        $30.20                  $27.75

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE COMPANY
      SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets of approximately $499,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.
  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,017,188 shares of Common Stock outstanding.
  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.
  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.
  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.
  Source Capital has a Common Stock Distribution Policy that provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.
  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 20 subsequent increases to the current rate of $4.60. Maintenance of the current $4.60 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $46.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2001 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $498,725,575 at December 31, 2001. After providing for Preferred stock equity, Common equity amounted to $444,572,245 or $55.45 of net asset value per Common share. This compared with total net assets of $437,610,576, Common equity of $383,457,246 and net asset value per Common share of $48.62 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $41,237,833. As a result, Source Capital achieved a total investment return during 2001 of 24.7% on its Common net asset value (22.8% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

 The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. Each of the last five calendar years is shown, as well as annualized returns for longer periods. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

NET INVESTMENT INCOME

  For the year 2001, net investment income was over $1 million lower than it was in 2000. This was primarily attributable to the lower interest income earned on the fixed income portfolio. During a year in which the Federal Reserve lowered short-term interest rates eleven times, this should come as no surprise. Specifically, net investment income amounted to $977,086 and $4,312,514 for the fourth quarter and full year, respectively, compared with $1,512,773 and $5,524,246 in 2000. After providing for Preferred dividends, net investment income per Common share totaled $(0.02) and $(0.05) for the fourth quarter and full year, respectively, compared with $0.03 and $0.09 earned in the corresponding periods of 2000.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  The distribution rate on Source Capital Common Stock is currently at the $4.60 annual rate, which has been in effect since May 2000. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 26 years ago, continuing growth in net asset value has led to 20 increases in the distribution rate totaling 229%. This growth was achieved despite payments to shareholders in excess of net investment income of $490,449,563 or $71.33 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $4.60 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $46.00.

 Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies led us to sell certain holdings in 2001, and these sales resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

--------------------------------------------------------------------------------

                                         SOURCE CAPITAL                      STOCK MARKET INDICES
                                   ---------------------------   --------------------------------------------
                                      TOTAL          COMMON        RUSSELL           S&P
             PERIOD                 NET ASSETS       EQUITY          2500            500            DJIA
---------------------------------  ------------   ------------   ------------   -------------   -------------
              2001                       +22.8%         +24.7%          + 1.2%          -11.9%          - 5.4%
              2000                       + 9.5          + 9.6           + 4.3           - 9.1           - 4.7
              1999                       +21.4          +23.1           +24.2           +21.0           +27.3
              1998                       + 6.4          + 5.8           + 0.4           +28.6           +18.2
              1997                       +23.0          +25.4           +24.4           +33.4           +24.9
         Annual Compound
         Rate of Return:
             3 years                     +17.7          +18.9           + 9.4            -1.0           + 4.7
             5 years                     +16.4          +17.4           +10.4           +10.7           +11.1
            10 years                     +14.1          +14.8           +13.1           +12.9           +14.7
            20 years                     +14.2          +15.4           +14.0           +15.2           +16.7

                                          FIXED-INCOME INDICES
                                   ----------------------------------
                                     LEHMAN BROTHERS       TREASURY
             PERIOD                 GOVT/CREDIT INDEX     BILL YIELDS
---------------------------------  --------------------   -----------
              2001                            + 8.5%         + 4.1%
              2000                            +11.9          + 6.0
              1999                            - 2.2          + 4.7
              1998                            + 9.5          + 5.1
              1997                            + 9.8          + 5.2
         Annual Compound
         Rate of Return:
             3 years                          + 5.9           +4.9
             5 years                          + 7.4           +5.0
            10 years                          + 7.3           +4.7
            20 years                          +10.4           +6.1

 As a result of these changes, the Company realized $44,968,287 in net capital gains in 2001. However, distribution of these gains did not require payment of a special distribution. Detailed tax information is presented on page 9.

MARKET PRICES AND SHAREHOLDER RETURNS

  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished.

 The experience of the past year illustrates the positive side of this phenomenon as the 8.4% premium to net asset value at 12/31/00 increased to 10.1% one year later, and shareholder returns were accordingly enhanced.

 The following table presents 2001 market returns for both Common and Preferred shareholders:

                                Common    Preferred
                                Stock       Stock
                               --------   ---------
Change in Market Value:
  NYSE Closing Price
    -- 12/31/2001............  $61.0200   $30.2000
  NYSE Closing Price
    -- 12/31/2000............  $52.6875   $27.7500
                               --------   --------
  Net change in 2001.........  $8.3325    $ 2.4500
Distributions in 2001........    4.600      2.4000
                               --------   --------
Total return -- Amount.......  $12.9325   $ 4.8500
Total return -- Percent......    24.5%       17.5%

 Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 26.0% during 2001. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during each of the 25 years since its inception experienced an annual compound rate of return of 18.6%.

COMMENTARY

  The year 2001 saw a continuation of the unwinding of the stock market excesses of the 1990s. After five years of annual gains exceeding 20% from 1995-1999, the big-stock oriented S&P 500 and Nasdaq averages saw a second consecutive year of substantial decline, with the S&P down 12% and the Nasdaq down 21%. For many investors, the pain of the decline has more than offset the exhilaration of the ascent.

 Including the most recent year's loss, the market has now retraced its steps almost back to the beginning of 1998. Despite realizing outsized gains in 1998 and 1999, the effect of the declines of 2000 and 2001 has been to erase the greatest part of this favorable performance. As a result, market returns for the four years as a whole are meager, as shown in the table below for the indexes that best represent large- and small-stock performance.

                        Cumulative Returns            1998-2001
                       ---------------------   -----------------------
                       1998-1999   2000-2001   Cumulative   Annualized
                       ---------   ---------   ----------   ----------
Nasdaq                  159.1%      (52.1)%      24.2%         5.6%
S&P 500                  55.6%      (19.9)%      24.6%         5.7%
Russell 2000             18.2%       (0.6)%      17.5%         4.1%
Source                   30.2%       36.7%       78.0%        15.5%

 For many of us who sat out the stock market party of the 1990s (or perhaps weren't even invited), the last four years have actually been pretty decent. Source not only significantly outperformed the market indexes but was far less volatile as well.

 Looking at Source's performance by year, 2001 marked another excellent return, as well as relative outperformance compared to its benchmark, the Russell 2500. Source has now done better than the Russell for four of the past five years, with outperformance averaging about seven points annually.

                       1997    1998    1999    2000    2001    Five Years*
                       -----   -----   -----   -----   -----   -----------
Source                 25.4%    5.8%   23.1%    9.6%   24.7%      17.4%
Russell 2500           24.4%    0.4%   24.2%    4.3%    1.2%      10.3%

 *Annualized Return

 We have not typically used the annual shareholder letter as a vehicle for forecasting the future; however, we feel compelled to make a few comments about the current outlook. Simply put, we are concerned that the tremendous market rally from the September 21 lows to year-end has left little room for disappointment in 2002.

                           Sept. 21-Dec. 31
                           ----------------
Nasdaq                            41%
S&P 500                           22%
Russell 2000                      31%

 Although in retrospect the market was clearly too pessimistic in mid-September, the dramatic gains it has made since then seem to us to be excessive, given the so-so prospects for the economy, the dismal outlook for corporate profits, and the continued world-wide political uncertainties.

 As a result, our most optimistic case for the stock market in 2002 is a modest gain, and our most likely is a third consecutive year of decline.

 Source has owned a position in CLAYTON HOMES since 1999, and it has now grown to become the third largest in the portfolio. In addition to its size, Clayton deserves attention because it embodies so many of the characteristics we seek in Source investments.

 Source prefers companies with a history of earning high returns and with unleveraged balance sheets. Clayton's return on equity from 1991-1999 averaged 19%, with little annual variation. Its debt as a percent of capital in 1999 was just 9%.

 Source wants its companies to be industry leaders with excellent management teams. Though not the biggest company in its industry, Clayton has long been the leader in consistent profitability and internal growth, with the most successful business model. It continues to be headed by founder Jim Clayton and his son, and now CEO, Kevin Clayton.

 Source always prefers to purchase its superior, high-return businesses at attractive prices. These opportunities are often the result of an industry being out of favor, or in a cyclical downturn. We would much rather that any problems be industry-driven rather than company-specific. Clayton's share price was definitely depressed in 1999, and the cause was a severe recession in the manufactured housing industry. Although Clayton was affected as well as its competitors, its business performed far better than anyone else's did.

 Clayton Homes is a leader in manufactured housing--known to most as mobile homes. Regardless of name, the raison d'etre of manufactured housing has always been the same--it costs less to build a home in a factory than it does on site, perhaps as much as 40% less. This cost advantage results from having a controlled manufacturing environment, automation, superior process flow and scheduling, and volume purchasing.

 Despite its structural cost advantage, manufactured housing is not an especially attractive industry. There are few barriers to entry, either financial or technological. The industry is also highly cyclical, driven by the economy, changes in interest rates, and by the industry's own periods of overexpansion.

 Clayton has approached the manufactured housing business with a strategy quite different from that of its major competitors, and as a result has compiled a record that sets it far above them. Instead of being just a manufacturer, it has sought to be fully integrated. It manufactures homes, sells many of them through its network of owned retailers, provides financing and insurance to the most creditworthy customers, and operates mobile home communities. This superior business model, as well as Clayton's superior execution at each stage of the process, has been the reason Clayton has earned higher returns with less volatility than its competitors. It has permitted Clayton to transcend the limitations of its industry--to be a superior company operating in a far from superior industry.

 Despite Clayton's well established, and in fact well appreciated merits, we had an opportunity to buy its stock at a very reasonable valuation during 1999. The reason was a sharp downturn in the manufactured housing industry brought on by egregious overexpansion and excesses in virtually all of its segments. The number of manufacturing plants had increased almost 50% during the 1990s. The number of retail locations and retail inventory had been greatly expanded as well, far beyond what final demand could support. Ironically, part of the reason for this rapid growth in retailers was a belated attempt by the two largest manufacturers, Champion and Fleetwood, to adopt Clayton's integrated business model. Because they acted in haste and overpaid for their purchases, the consequences benefited neither themselves nor the industry.

 The final element of the industry's overexpansion was a wave of new entrants into manufactured housing retail financing. The resulting competition for loans led to lower credit standards, reduced down payment requirements (as low as 5%) and longer loan terms (25-30 years, instead of 12-15).

 The actions described above (more manufacturing plants, more retail locations and retail inventory, and easy credit) led to an overstimulation of industry shipments to a peak of 373,000 in 1998, about double the low of the early 90s. The natural consequence of this boom was a bust, the dimensions of which were becoming clear in 1999. A wave of retailer failures and closings produced a vast surplus of new home inventories. A dramatic increase in loan delinquencies and repossessions meant there was a flood of used homes for sale at distressed prices, further curbing new home demand. The result was a sharp decline in production and shipments of new manufactured homes.

 As the industry crashed, so did the stock prices of the leading companies. Clayton's four largest competitors averaged a stock price decline of over 90% from the early 1998 highs to late 2000 lows. As the highest quality company, Clayton's price decline was less severe, but it still approached 60%, from a high of over $18 in early 1998 to a low of less than $8 in February 2000. We established an initial position in the stock in mid-1999 and by year-end had purchased one million shares at an average cost of just over $9 per share.

 Moving forward to the present, it is gratifying to see that the manufactured housing industry is beginning to improve, as the excesses of the late 1990s are gradually corrected. Over 20% of manufacturing plants have closed, as have 40-50% of retail locations. Lax lending standards have been tightened. The wave of delinquencies and repos appears to have crested. Although industry shipments in 2001 were only about half of the 1998 peak, monthly industry shipments have recently increased for the first time in several years.

 Happily, Clayton has continued to greatly outperform its industry competitors. Its market share continues to grow. It recently reported its first up quarter since March 2000. Its profitability has been sustained far better than its competitors. We think it noteworthy that during the past 12 months, Clayton has earned $110 million while its four largest competitors lost a total of $640 million.

 Despite the early stage of the recovery, the stock market has taken note and pushed up the prices of Clayton and other manufactured housing companies. At year-end, Clayton was trading at about $17 per share, and we are optimistic that further gains can be achieved in the next few years.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
  Chief Investment Officer

January 29, 2002

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2001

COMMON STOCKS                                                             Shares        Value
------------------------------------------------------------            ----------   ------------
PRODUCER DURABLE GOODS -- 19.5%
Cognex Corporation*.........................................               180,000   $  4,609,800
Crane Co....................................................               420,400     10,779,056
Denison International plc (ADR)*+...........................               630,900     10,447,704
Donaldson Company, Inc......................................               160,000      6,214,400
Graco Inc...................................................               570,000     22,258,500
IDEX Corporation............................................               437,700     15,100,650
Manitowoc Company, Inc., The................................               421,100     13,096,210
Zebra Technologies Corporation (Class A)*...................               270,000     14,987,700
                                                                                     ------------
                                                                                     $ 97,494,020
                                                                                     ------------
BUSINESS SERVICES & SUPPLIES -- 10.9%
Black Box Corporation*......................................               260,800   $ 13,791,104
HON INDUSTRIES Inc..........................................               520,000     14,378,000
Manpower Inc................................................               300,000     10,113,000
Office Depot, Inc.*.........................................               865,000     16,037,100
                                                                                     ------------
                                                                                     $ 54,319,204
                                                                                     ------------
TECHNOLOGY -- 10.9%
Advanced Fibre Communications, Inc.*........................               294,000   $  5,194,980
Belden Inc..................................................               496,700     11,697,285
KEMET Corporation*..........................................               449,800      7,983,950
Plantronics, Inc.*..........................................               114,000      2,922,960
SanDisk Corporation*........................................               982,000     14,140,800
Stratos Lightwave, Inc.*....................................               392,938      2,416,569
TriQuint Semiconductor, Inc.*...............................               805,029      9,869,655
                                                                                     ------------
                                                                                     $ 54,226,199
                                                                                     ------------
HEALTHCARE -- 9.3%
DENTSPLY International Inc..................................               100,000   $  5,020,000
Landauer, Inc.+.............................................               495,000     16,755,750
Lincare Holdings Inc.*......................................               273,000      7,821,450
Ocular Sciences, Inc.*......................................               722,900     16,843,570
                                                                                     ------------
                                                                                     $ 46,440,770
                                                                                     ------------
ENERGY -- 8.4%
Cal Dive International, Inc.*...............................               480,000   $ 11,846,400
Noble Drilling Corporation*.................................               481,000     16,373,240
Tidewater Inc...............................................               402,000     13,627,800
                                                                                     ------------
                                                                                     $ 41,847,440
                                                                                     ------------
RETAILING -- 7.3%
Circuit City Stores, Inc....................................               440,000   $ 11,418,000
O'Reilly Automotive, Inc.*..................................               667,500     24,343,725
Pathmark Stores, Inc., Warrants*............................                80,898        740,217
                                                                                     ------------
                                                                                     $ 36,501,942
                                                                                     ------------
MATERIALS -- 5.2%
Martin Marietta Materials, Inc..............................               200,000   $  9,320,000
OM Group, Inc...............................................               255,000     16,878,450
                                                                                     ------------
                                                                                     $ 26,198,450
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                                                        Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount        Value
------------------------------------------------------------            ----------   ------------
CONSUMER DURABLE GOODS -- 4.2%
Clayton Homes, Inc..........................................             1,216,600   $ 20,803,860
                                                                                     ------------
ENTERTAINMENT -- 3.0%
Carnival Corporation........................................               536,600   $ 15,067,728
                                                                                     ------------
BANKING -- 2.3%
National Commerce Financial Corporation.....................               448,000   $ 11,334,400
                                                                                     ------------
DISTRIBUTION -- 2.2%
Arrow Electronics, Inc.*....................................               370,000   $ 11,063,000
                                                                                     ------------
INSURANCE -- 1.8%
Brown & Brown, Inc..........................................               322,300   $  8,798,790
                                                                                     ------------
TOTAL COMMON STOCKS -- 85.0% (Cost $284,353,819)............                         $424,095,803
                                                                                     ------------

PREFERRED STOCKS -- 2.5% (Cost $11,945,571)
Crown American Realty Trust.................................                59,000   $  3,050,300
Duke-Weeks Realty Corp. (Series B)..........................                40,000      2,000,000
New Plan Excel Realty Trust, Cvt............................               225,000      5,737,500
ProLogis Trust (Series D)...................................                80,000      1,896,800
                                                                                     ------------
                                                                                     $ 12,684,600
                                                                                     ------------

CONVERTIBLE BONDS AND DEBENTURES
PRODUCER DURABLE GOODS -- 1.3%
Checkpoint Systems, Inc. -- 5.25% 2005......................            $4,000,000   $  3,680,000
MascoTech, Inc. -- 4.5% 2003................................             3,000,000      2,565,000
                                                                                     ------------
                                                                                     $  6,245,000
                                                                                     ------------
DISTRIBUTION -- 0.6%
Reptron Electronics, Inc. -- 6.75% 2004.....................            $5,980,000   $  2,990,000
                                                                                     ------------
TECHNOLOGY -- 0.5%
Wind River Systems, Inc. -- 5% 2002.........................            $2,500,000   $  2,475,000
                                                                                     ------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 2.4% (Cost
 $13,439,575)...............................................                         $ 11,710,000
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2001

                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount        Value
------------------------------------------------------------            ----------   ------------
CORPORATE -- 4.1%
Advantica Restaurant Group, Inc. -- 11.25% 2008.............            $2,131,100   $  1,507,753
Fleming Companies, Inc. -- 10.5% 2004.......................             2,000,000      1,995,000
Flextronics International Ltd. -- 8.75% 2007................             2,000,000      2,010,000
Host Marriott Corporation -- 9.25% 2007.....................             2,000,000      2,000,000
Lear Corporation -- 7.96% 2005..............................             2,000,000      2,030,000
OM Group, Inc. -- 9.25% 2011................................               250,000        253,750
Oshkosh Truck Corporation -- 8.75% 2008.....................             2,000,000      2,010,000
Realty Income Corporation -- 8.25% 2008.....................             2,000,000      2,094,400
Unisys Corporation
  -- 7.875% 2008............................................             1,500,000      1,488,750
  -- 8.125% 2006............................................             2,000,000      2,012,500
United Stationers Inc. -- 8.375% 2008.......................             3,000,000      3,045,000
                                                                                     ------------
                                                                                     $ 20,447,153
                                                                                     ------------
U.S. GOVERNMENT AND AGENCIES -- 0.7%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (IO).........................................            $  864,799   $     62,698
  -- 10.15% 2006 (REMIC)....................................                11,371         11,378
Federal National Mortgage Association -- 6% 2029 (IO).......             9,929,898      2,643,836
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010.............................................               744,738        776,854
                                                                                     ------------
                                                                                     $  3,494,766
                                                                                     ------------

TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES -- 4.8% (Cost $23,479,668)..................                         $ 23,941,919
                                                                                     ------------
TOTAL INVESTMENT SECURITIES -- 94.7% (Cost $333,218,633)....                         $472,432,322
                                                                                     ------------

SHORT TERM INVESTMENTS
Short-term Corporate Notes:
  General Electric Capital Corporation -- 1.96% 1/2/02......            $4,123,000   $  4,122,775
  General Electric Capital Corporation -- 1.9% 1/4/02.......             2,482,000      2,481,608
  Coca-Cola Company, The -- 1.74% 1/8/02....................             3,440,000      3,438,836
  Federal National Mortgage Association -- 1.67% 1/8/02.....             1,724,000      1,723,440
  General Electric Capital Corporation -- 1.82% 1/9/02......             2,827,000      2,825,857
  Coca-Cola Company, The -- 1.7% 1/14/02....................             2,425,000      2,423,511
  Federal Home Loan Mortgage Corporation -- 1.75% 1/15/02...             3,089,000      3,086,898
  Federal Home Loan Bank -- 1.73% 1/28/02...................             2,000,000      1,997,405
  Federal Home Loan Mortgage Corporation -- 1.7% 1/29/02....             1,940,000      1,937,435
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS -- 4.8% (Cost $24,037,765).....                         $ 24,037,765
                                                                                     ------------
TOTAL INVESTMENTS -- 99.5% (Cost $357,256,398)..............                         $496,470,087
Other assets and liabilities, net -- 0.5%...................                            2,255,488
                                                                                     ------------
TOTAL NET ASSETS -- 100%....................................                         $498,725,575
                                                                                     ============

*   Non-income producing securities

+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended December 31, 2001.

                                                              Purchases     Sales     Realized   Dividend
                                                               at Cost     at Cost      Gain      Income
                                                              ----------   --------   --------   --------
      Denison International plc (ADR).......................      --          --        --          --
      Landauer, Inc.........................................      --       $391,312   $91,989    $714,000

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)
                        Quarter Ended December 31, 2001

                                                                 Shares or
                                                                Face Amount
                                                              ---------------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc..........................      37,000 shs.
Cognex Corporation(1).......................................     180,000 shs.
Lincare Holdings Inc.(1)....................................     273,000 shs.
National Commerce Financial Corporation.....................      36,000 shs.
SanDisk Corporation.........................................      89,000 shs.

NON-CONVERTIBLE SECURITIES
Federal National Mortgage Association -- 6% 2029 (IO)(1)....  $     9,929,898
OM Group, Inc. -- 9.25% 2011(1).............................  $       250,000

NET SALES

COMMON STOCKS
Belden Inc..................................................      22,800 shs.
Brown & Brown, Inc..........................................     198,500 shs.
DENTSPLY International Inc..................................      36,500 shs.
Donaldson Company, Inc......................................     203,000 shs.
Graco Inc...................................................      41,000 shs.
HON INDUSTRIES Inc..........................................      53,000 shs.
Kaydon Corporation(2).......................................     363,600 shs.
IDEX Corporation............................................      39,700 shs.
Landauer, Inc...............................................      15,000 shs.
OM Group, Inc...............................................       9,800 shs.
O'Reilly Automotive, Inc....................................      25,000 shs.
Pathmark Stores, Inc.(2)....................................      59,369 shs.

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)

                                 CALENDAR 2001

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                          (1)               (2)
                                                        AMOUNT         ORDINARY          LONG-TERM
                                                         PAID           INCOME         CAPITAL GAIN
DATE PAID                                             PER SHARE        DIVIDENDS       DISTRIBUTIONS
---------                                             ----------       ---------       -------------
PREFERRED STOCK:
03/15/2001                                               $0.60          $  0.60            --
06/15/2001                                                0.60             0.60            --
09/15/2001                                                0.60             0.60            --
12/15/2001                                                0.60             0.60            --
                                                         -----          -------            -------
      TOTAL                                              $2.40          $  2.40            --
                                                         =====          =======            =======
COMMON STOCK:
03/15/2001                                               $1.15          $1.0328            $0.1172
06/15/2001                                                1.15            --                1.1500
09/15/2001                                                1.15            --                1.1500
12/15/2001                                                1.15            --                1.1500
                                                         -----          -------            -------
      TOTAL                                              $4.60          $1.0328            $3.5672
                                                         =====          =======            =======

  The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 28.9% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions, and all amounts qualify as 20% rate gain distributions.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2001 tax returns. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2001. Therefore, Common shareholders will not receive a Form 2439 for 2001.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

 The information above shows the cash distributions paid by Source Capital during 2001. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

  The distributions paid during the year were reinvested at a discount from the market price, and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 2001, $2.6500 per share;
June 15, 2001, $2.9950 per share; September 15, 2001, $2.7175 per share;
December 15, 2001, $3.0100 per share.

--------------------------------------------------------------------------------

STATE TAX INFORMATION:

 None of the amounts reported in column (1) was derived from U.S. Treasury Securities.

  Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 33.3% of these gains were derived from assets held 1-2 years, 5.4% 2-3 years, 0% 3-4 years, and 61.3% more than 4 years.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                    December 31, 2001
                                                              ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $333,218,633) -- Note A.........................  $472,432,322
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A................    24,037,765      $496,470,087
                                                              ------------
  Cash......................................................                           2,832

  Receivable for:
    Investment securities sold..............................  $  1,761,631
    Dividends and accrued interest..........................     1,038,872         2,800,503
                                                              ------------      ------------
                                                                                $499,273,422

LIABILITIES
  Payable for:
    Advisory fees...........................................  $    286,945
    Accrued dividends -- Preferred Stock....................       196,921
    Accrued expenses........................................        63,981           547,847
                                                              ------------      ------------
TOTAL NET ASSETS -- December 31, 2001.......................                    $498,725,575
                                                                                ============

  Assets applicable to Preferred Stock at a liquidation
    preference of
    $27.50 per share (asset coverage 921%) -- Note B........                    $ 54,153,330
                                                                                ============

  Net assets applicable to Common Stock -- $55.45 per
    share...................................................                    $444,572,245
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per
    share;
    authorized 3,000,000 shares; outstanding 1,969,212
    shares -- Note B........................................                    $  5,907,636
  Common Stock -- par value $1 per share; authorized
    12,000,000 shares;
    outstanding 8,017,188 shares -- Note B..................                       8,017,188
  Additional Paid-in Capital................................                     327,282,377
  Undistributed net investment income.......................                         777,523
  Undistributed net realized gain on investments............                      17,527,162
  Unrealized appreciation of investments....................                     139,213,689
                                                                                ------------
TOTAL NET ASSETS -- December 31, 2001.......................                    $498,725,575
                                                                                ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                                    For the year ended December 31,
                                                       ----------------------------------------------------------
                                                                  2001                            2000
                                                       --------------------------      --------------------------
INVESTMENT INCOME
  Income:
    Interest.........................................                 $ 3,694,304                     $ 4,838,718
    Dividends (including $714,000 and $484,645 from
      securities of affiliates during the years ended
      December 31, 2001 and 2000, respectively)......                   4,516,686                       4,468,737
                                                                      -----------                     -----------
                                                                      $ 8,210,990                     $ 9,307,455
  Expenses -- Note C:
    Advisory fees....................................  $  3,158,312                    $  2,997,045
    Transfer agent fees and expenses.................       267,743                         268,066
    Reports to shareholders..........................       171,648                         214,833
    Directors' fees and expenses.....................        90,660                          90,381
    Taxes, other than federal income tax.............        65,840                          65,820
    Custodian fees and expenses......................        47,331                          45,174
    Legal and auditing fees..........................        39,502                          34,389
    Registration and filing fees.....................        25,664                          16,742
    Other expenses...................................        31,776     3,898,476            50,759     3,783,209
                                                       ------------   -----------      ------------   -----------
        Net investment income -- Note A..............                 $ 4,312,514                     $ 5,524,246
                                                                      -----------                     -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less)....................  $141,878,848                    $128,816,929
    Cost of investment securities sold...............    96,910,561                      89,825,910
                                                       ------------                    ------------
      Net realized gain on investments -- Notes A and
        D............................................                 $44,968,287                     $38,991,019

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year.....  $ 93,126,598                    $ 99,274,682
    Unrealized appreciation at end of year...........   139,213,689                      93,126,598
                                                       ------------                    ------------
      Increase (decrease) in unrealized appreciation
        of investments...............................                  46,087,091                      (6,148,084)
                                                                      -----------                     -----------
        Net realized and unrealized gain on
          investments................................                 $91,055,378                     $32,842,935
                                                                      -----------                     -----------

NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS...................                 $95,367,892                     $38,367,181
                                                                      ===========                     ===========

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                                    For the year ended December 31,
                                                   ------------------------------------------------------------------
                                                                2001                                2000
                                                   ------------------------------      ------------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income..........................  $  4,312,514                        $  5,524,246
  Net realized gain on investments
    -- Notes A and D.............................    44,968,287                          38,991,019
  Increase (decrease) in unrealized appreciation
    of investments...............................    46,087,091                          (6,148,084)
                                                   ------------                        ------------
Increase in total net assets resulting
  from operations................................                    $ 95,367,892                        $ 38,367,181

Distributions to Preferred shareholders:
  From net investment income.....................                      (4,726,109)                         (4,726,109)

Distributions to Common shareholders:
  From net investment income.....................  $ (2,374,677)                            --
  From net realized capital gains................   (34,137,047)      (36,511,724)     $(49,738,753)      (49,738,753)
                                                   ------------                        ------------
Proceeds from shares issued for distributions
  reinvested by shareholders -- Note B...........                       6,984,940                           9,320,166
                                                                     ------------                        ------------
Increase (decrease) in total net assets..........                    $ 61,114,999                        $ (6,777,515)

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $3,565,795 and $2,767,658...................                     437,610,576                         444,388,091
                                                                     ------------                        ------------
End of year, including
  undistributed net investment income
  of $777,523 and $3,565,795.....................                    $498,725,575                        $437,610,576
                                                                     ============                        ============

See notes to financial statements.

--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

    Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                                    Source of Distributions
                                                 -----------------------------
                                   Amount           Net
                                    Paid         Investment      Net Realized
         Date Paid                Per Share        Income        Capital Gains
----------------------------      ---------      ----------      -------------
          3/15/2001                 $1.15          $0.30             $0.85
          6/15/2001                  1.15          --                 1.15
          9/15/2001                  1.15          --                 1.15
         12/15/2001                  1.15          --                 1.15
                                    -----          -----             -----
                                    $4.60          $0.30             $4.30
                                    =====          =====             =====

  The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 9 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                         Year ended December 31,
                                                        ---------------------------------------------------------
                                                          2001        2000        1999        1998        1997
                                                          ----        ----        ----        ----        ----
Per share operating performance:
Net asset value at beginning of year..................  $   48.62   $   50.70   $   48.23   $   50.20   $   45.35
                                                        ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income...............................  $    0.54   $    0.70   $    0.67   $    0.88   $    1.08
  Net realized and unrealized gain
     on investment securities.........................      11.40        4.20       10.27        2.37       10.50
                                                        ---------   ---------   ---------   ---------   ---------
    Total from investment operations..................  $   11.94   $    4.90   $   10.94   $    3.25   $   11.58
                                                        ---------   ---------   ---------   ---------   ---------
Distributions to Preferred shareholders:
  From net investment income..........................  $   (0.59)  $   (0.61)  $   (0.62)  $   (0.63)  $   (0.65)
Distributions to Common shareholders:
  From net investment income..........................      (0.30)     --           (0.09)      (0.41)      (0.32)
  From net realized gains.............................      (4.30)      (6.41)      (7.77)      (4.21)      (5.76)
                                                        ---------   ---------   ---------   ---------   ---------
    Total distributions...............................  $   (5.19)  $   (7.02)  $   (8.48)  $   (5.25)  $   (6.73)
                                                        ---------   ---------   ---------   ---------   ---------
Effect of shares issued for distributions
  reinvested by shareholders..........................  $    0.08   $    0.04   $    0.01   $    0.03      --
                                                        ---------   ---------   ---------   ---------   ---------

Net asset value at end of year........................  $   55.45   $   48.62   $   50.70   $   48.23   $   50.20
                                                        =========   =========   =========   =========   =========
Per share market value at end of year.................  $   61.02   $   52.69   $   48.25   $   49.06   $   51.06
Total investment return(1)............................      26.0%       24.1%       15.2%        5.8%       26.9%
Net asset value total return(2).......................      24.7%        9.6%       23.1%        5.8%       25.4%

Ratios/supplemental data:
  Net assets at end of year (in thousands)............   $498,726    $437,611    $444,388    $417,777    $425,490
  Ratio of expenses to average net assets.............      0.85%       0.87%       0.87%       0.87%       0.87%
  Ratio of net investment income to average net
    assets............................................      0.95%       1.28%       1.21%       1.59%       1.95%
  Portfolio turnover rate.............................     25.13%      18.55%      23.51%      28.34%      27.46%
Preferred Stock:
Total shares outstanding(3)...........................  1,969,212   1,969,212   1,969,212   1,969,212   1,969,212
Asset coverage per share(3)...........................    $253.26     $222.23     $225.67     $212.15     $216.07
Involuntary liquidation preference per share..........     $27.50      $27.50      $27.50      $27.50      $27.50
Average market value per share(4).....................     $30.05      $27.87      $28.54      $29.95      $28.72

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                                 Quarter ended
                                                --------------------------------------------------------------------------------
                                                March 31, 2001      June 30, 2001      September 30, 2001      December 31, 2001
                                                --------------      -------------      ------------------      -----------------
Total investment income.......................   $  2,452,498       $  1,805,350          $  2,017,933            $ 1,935,209
Net investment income.........................   $  1,505,765       $    787,588          $  1,042,075            $   977,086
Income available to Common....................   $    324,238       $   (393,939)         $   (139,453)           $  (204,441)
  Per share Common............................      $0.04             $(0.05)              $(0.02)                $(0.02)
Net realized and unrealized
  appreciation (depreciation).................   $(17,059,966)      $ 80,037,528          $(61,841,862)           $89,919,678
  Per share Common............................     $(2.16)             $10.09              $(7.78)                 $11.25
                                                                                 Quarter ended
                                                --------------------------------------------------------------------------------
                                                March 31, 2000      June 30, 2000      September 30, 2000      December 31, 2000
                                                --------------      -------------      ------------------      -----------------
Total investment income.......................   $  2,412,649       $  2,541,717          $  1,936,977            $ 2,416,112
Net investment income.........................   $  1,431,854       $  1,534,863          $  1,044,756            $ 1,512,773
Income available to Common....................   $    250,327       $    353,336          $   (136,771)           $   331,245
  Per share Common............................      $0.03              $0.05               $(0.02)                 $0.03
Net realized and unrealized
  appreciation (depreciation).................   $ 19,222,750       $(33,245,782)         $ 12,679,598            $34,186,369
  Per share Common............................      $2.49             $(4.30)               $1.65                  $4.36

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      During the years ended December 31, 2001, and 2000, the Company issued 129,711 and 189,833 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For each of the years ended December 31, 2001, and 2000, the Company paid aggregate fees of $90,000 to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 2001, and 2000, the Company incurred legal fees of $8,237 and $4,434, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES, SALES AND TAX DIFFERENCES

      The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $109,589,677 and $78,517,246 for the years ended December 31, 2001, and 2000, respectively. Realized gains and losses are based on the specific-certificate identification method.

      All of the amounts reported in the financial statements at December 31, 2001, were the same for federal income tax and financial reporting purposes, except for undistributed net realized gain on investments which was $16,308,319 for tax purposes. The difference was attributable to the additional dividend paid deductions received for the market discount on common shares issued under the Dividend Reinvestment Plan. Gross unrealized appreciation and depreciation for all investments at December 31, 2001, for federal income tax and financial reporting purposes was $151,004,247 and $11,790,558, respectively.

NOTE E--QUARTERLY INFORMATION

      See page 13 for unaudited quarterly results of investment operations.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2001, and the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 2001, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Los Angeles, California
February 1, 2002

                             DIRECTORS AND OFFICERS

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                 TERM OF OFFICE AND                                   FUND COMPLEX
        NAME, AGE &             POSITION(S)           LENGTH OF           PRINCIPAL OCCUPATION(S)      OVERSEEN BY
          ADDRESS              WITH COMPANY         TIME SERVICED         DURING THE PAST 5 YEARS       DIRECTOR
          -------              ------------         -------------      -----------------------------    --------
William H. Altman, Jr. -      Director          Term: 1 Year           Retired. Formerly, until             5
(66)                                            Time Served: 4 Years   1995, Partner of Ernst &
11400 W. Olympic Blvd.                                                 Young LLP, independent
Suite 1200                                                             auditors for the Company.
Los Angeles, CA 90064                                                  Vice President of Evangelical
                                                                       Council for Financial
                                                                       Accountability.

Wesley E. Bellwood - (78)     Director          Term: 1 Year           Retired. Formerly, until             1
11400 W. Olympic Blvd.                          Time Served: 22 Years  1999, Chairman Emeritus and
Suite 1200                                                             director of Wynn's
Los Angeles, CA 90064                                                  International, Inc.

David Rees - (78)             Director          Term: 1 Year           Private investor. Formerly           1
11400 W. Olympic Blvd.                          Time Served: 34 Years  President and Chief Executive
Suite 1200                                                             Officer of the International
Los Angeles, CA 90064                                                  Institute of Los Angeles.
                                                                       Formerly, until 1995, the
                                                                       Senior Editor of Los Angeles
                                                                       Business Journal.

Paul G. Schloemer - (73)      Director          Term: 1 Year           Retired President and Chief          1
11400 W. Olympic Blvd.                          Time Served: 3 Years   Executive Officer (1984-1993)
Suite 1200                                                             of Parker Hannifin
Los Angeles, CA 90064                                                  Corporation.

Lawrence J. Sheehan - (69)    Director          Term: 1 Year           Of counsel to, and partner           4
11400 W. Olympic Blvd.                          Time Served: 11 Years  (1969 to 1994) of, the firm
Suite 1200                                                             of O'Melveny & Myers LLP,
Los Angeles, CA 90064                                                  legal counsel to the Company.

Eric S. Ende - (57)           Director,         Term: 1 Year           Senior Vice President of the         3
11400 W. Olympic Blvd.        President &       Time Served: 2 Years   Adviser.
Suite 1200                    Chief
Los Angeles, CA 90064         Investment
                              Officer

Steven R. Geist - (48)        Senior Vice       Time Served: 6 Years   Vice President of the
11400 W. Olympic Blvd.        President &                              Adviser.
Suite 1200                    Fixed-Income
Los Angeles, CA 90064         Manager

J. Richard Atwood - (41)      Treasurer         Time Served: 5 Years   Principal and Chief Operating
11400 W. Olympic Blvd.                                                 Officer of the Adviser.
Suite 1200                                                             President, Chief Executive
Los Angeles, CA 90064                                                  Officer, Chief Financial
                                                                       Officer and Treasurer of FPA
                                                                       Fund Distributors, Inc.

Sherry Sasaki - (47)          Secretary         Time Served: 20 Years  Assistant Vice President and
11400 W. Olympic Blvd.                                                 Secretary of the Adviser and
Suite 1200                                                             of FPA Fund Distributors,
Los Angeles, CA 90064                                                  Inc.

Christopher H. Thomas - (44)  Assistant         Time Served: 7 Years   Vice President and Controller
11400 W. Olympic Blvd.        Treasurer                                of the Adviser and of FPA
Suite 1200                                                             Fund Distributors, Inc.
Los Angeles, CA 90064


        NAME, AGE &                 OTHER
          ADDRESS               DIRECTORSHIPS
          -------               -------------
William H. Altman, Jr. -      Current Income
(66)                          Shares, Inc.
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Wesley E. Bellwood - (78)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
David Rees - (78)             International
11400 W. Olympic Blvd.        Institute of
Suite 1200                    Los Angeles
Los Angeles, CA 90064
Paul G. Schloemer - (73)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Lawrence J. Sheehan - (69)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Eric S. Ende - (57)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Steven R. Geist - (48)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
J. Richard Atwood - (41)      First Pacific
11400 W. Olympic Blvd.        Advisors, Inc.,
Suite 1200                    and FPA Fund
Los Angeles, CA 90064         Distributors, Inc.
Sherry Sasaki - (47)
11400 W. Olympic Blvd.
Suite 1200
Los Angeles, CA 90064
Christopher H. Thomas - (44)  FPA Fund
11400 W. Olympic Blvd.        Distributors, Inc.
Suite 1200
Los Angeles, CA 90064

                              SOURCE CAPITAL, INC.

       INVESTMENT ADVISER
        First Pacific Advisors, Inc.
        11400 West Olympic Blvd., Suite 1200
        Los Angeles, California 90064
        (800) 982-4372 or (310) 473-0225
       CUSTODIAN
        State Street Bank and Trust Company
        Boston, Massachusetts
       COUNSEL
        O'Melveny & Myers LLP
        Los Angeles, California
       INDEPENDENT AUDITORS
        Ernst & Young LLP
        Los Angeles, California

       TRANSFER AND SHAREHOLDER SERVICE AGENT
        Mellon Investor Services LLC
        85 Challenger Road
        Overpeck Centre
        Ridgefield Park, NJ 07660
        (800) 279-1241 or (201) 329-8660
       REGISTRAR
        Mellon Investor Services LLC
        Ridgefield Park, New Jersey
       STOCK EXCHANGE LISTING
        New York Stock Exchange:

Symbols:  SOR Common Stock
          SOR+ Preferred Stock

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
      Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o Mellon Investor Services LLC, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.
  A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.
  Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.
  For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

  In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

  All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

                           --------------
   SOURCE CAPITAL, INC.       PRESORTED
   11400 West Olympic         STANDARD
   Boulevard, Suite         U.S. POSTAGE
   1200                         PAID
   Los Angeles,                  MIS
   California 90064
                           --------------